Quarterly Holdings Report
for
Fidelity® Environmental Bond Fund
November 30, 2023
ENB-NPRT1-0124
1.9901920.102
Nonconvertible Bonds - 43.1%
		Principal Amount (a)	Value ($)
COMMUNICATION SERVICES - 4.2%
Diversified Telecommunication Services - 3.2%
Elisa Corp. 4% 1/27/29 (Reg. S)	EUR	100,000	110,285
NBN Co. Ltd. 4.125% 3/15/29 (Reg. S)	EUR	100,000	110,125
NTT Finance Corp. 4.372% 7/27/27 (b)		100,000	97,506
TELUS Corp. 3.4% 5/13/32		200,000	170,837
Verizon Communications, Inc.:
2.55% 3/21/31		50,000	41,518
3.875% 2/8/29		450,000	425,565
5.05% 5/9/33		100,000	98,409
			1,054,245
Media - 0.7%
Comcast Corp. 4.65% 2/15/33		250,000	241,697
Wireless Telecommunication Services - 0.3%
VMED O2 UK Financing I PLC 4.75% 7/15/31 (b)		100,000	85,366
TOTAL COMMUNICATION SERVICES			1,381,308
CONSUMER DISCRETIONARY - 1.4%
Automobile Components - 0.3%
ZF Finance GmbH 2% 5/6/27 (Reg. S)	EUR	100,000	98,781
Automobiles - 0.8%
Ford Motor Co. 3.25% 2/12/32		100,000	79,756
General Motors Co. 5.4% 10/15/29		200,000	197,044
			276,800
Household Durables - 0.3%
The Berkeley Group PLC 2.5% 8/11/31 (Reg. S)	GBP	100,000	90,686
TOTAL CONSUMER DISCRETIONARY			466,267
CONSUMER STAPLES - 2.5%
Beverages - 0.3%
PepsiCo, Inc. 3.9% 7/18/32		100,000	94,064
Consumer Staples Distribution & Retail - 1.1%
REWE International Finance 4.875% 9/13/30 (Reg. S)	EUR	100,000	111,464
Walmart, Inc. 1.8% 9/22/31		300,000	245,367
			356,831
Food Products - 1.1%
General Mills, Inc. 2.25% 10/14/31		450,000	361,259
TOTAL CONSUMER STAPLES			812,154
FINANCIALS - 16.7%
Banks - 10.4%
ABN AMRO Bank NV 2.47% 12/13/29 (b)(c)		200,000	169,652
AIB Group PLC 2.875% 5/30/31 (Reg. S) (c)	EUR	125,000	127,505
Bank of America Corp.:
2.456% 10/22/25 (c)		200,000	193,634
6.204% 11/10/28 (c)		290,000	296,532
Bank of Ireland Group PLC 5% 7/4/31 (Reg. S) (c)	EUR	100,000	112,543
Bank of Nova Scotia 0.65% 7/31/24		250,000	241,868
BNP Paribas SA:
0.5% 5/30/28 (Reg. S) (c)	EUR	100,000	96,525
1.675% 6/30/27 (b)(c)		200,000	179,919
BPCE SA 0.5% 1/14/28 (Reg. S) (c)	EUR	100,000	97,534
CaixaBank SA 1.25% 6/18/31 (Reg. S) (c)	EUR	100,000	99,176
Canadian Imperial Bank of Commerce 0.95% 10/23/25		325,000	298,722
Danske Bank A/S 4.75% 6/21/30 (Reg. S) (c)	EUR	100,000	111,540
DNB Bank ASA 4% 3/14/29 (Reg. S) (c)	EUR	100,000	109,846
Fifth Third Bancorp 1.707% 11/1/27 (c)		300,000	264,226
ING Groep NV 0.875% 6/9/32 (Reg. S) (c)	EUR	100,000	95,010
JPMorgan Chase & Co.:
0.768% 8/9/25 (c)		200,000	192,627
6.07% 10/22/27 (c)		200,000	203,248
Mizuho Financial Group, Inc. 5.778% 7/6/29 (c)		200,000	202,124
PNC Financial Services Group, Inc. 4.758% 1/26/27 (c)		200,000	195,746
Santander Holdings U.S.A., Inc. 5.807% 9/9/26 (c)		43,000	42,548
Wells Fargo & Co. 4.54% 8/15/26 (c)		100,000	98,008
			3,428,533
Capital Markets - 1.7%
Deutsche Bank AG 3.25% 5/24/28 (Reg. S) (c)	EUR	100,000	103,657
S&P Global, Inc. 2.7% 3/1/29		400,000	360,870
State Street Corp. 5.751% 11/4/26 (c)		100,000	100,301
			564,828
Financial Services - 1.7%
ACEF Holding SCA 1.25% 4/26/30 (Reg. S)	EUR	100,000	84,139
CBRE Global Investors Pan European Core Fund 0.9% 10/12/29 (Reg. S)	EUR	100,000	84,560
KfW 2.75% 2/14/33 (Reg. S)	EUR	50,000	53,390
Rexford Industrial Realty LP 2.15% 9/1/31		414,000	316,065
			538,154
Insurance - 2.9%
Metropolitan Life Global Funding I 0.95% 7/2/25 (b)		250,000	233,289
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen 5.875% 5/23/42 (b)(c)		200,000	195,612
Pacific Life Global Funding II 1.375% 4/14/26 (b)		250,000	228,039
Prudential Financial, Inc. 1.5% 3/10/26		325,000	298,924
			955,864
TOTAL FINANCIALS			5,487,379
HEALTH CARE - 0.9%
Health Care Providers & Services - 0.1%
Kaiser Foundation Hospitals 3.15% 5/1/27		50,000	47,074
Pharmaceuticals - 0.8%
Merck & Co., Inc. 1.9% 12/10/28		300,000	262,403
TOTAL HEALTH CARE			309,477
INDUSTRIALS - 0.6%
Marine Transportation - 0.3%
A.P. Moller - Maersk A/S 5.875% 9/14/33 (b)		100,000	99,674
Transportation Infrastructure - 0.3%
Holding d'Infrastructures et des Metiers de l'Environnement 0.125% 9/16/25 (Reg. S)	EUR	100,000	101,169
TOTAL INDUSTRIALS			200,843
INFORMATION TECHNOLOGY - 2.8%
Semiconductors & Semiconductor Equipment - 2.1%
Analog Devices, Inc. 1.7% 10/1/28		300,000	259,644
Micron Technology, Inc. 2.703% 4/15/32		200,000	160,126
NXP BV/NXP Funding LLC/NXP U.S.A., Inc.:
2.5% 5/11/31		100,000	80,993
5% 1/15/33		200,000	190,474
			691,237
Software - 0.7%
Autodesk, Inc. 2.4% 12/15/31		300,000	246,083
TOTAL INFORMATION TECHNOLOGY			937,320
MATERIALS - 0.9%
Chemicals - 0.9%
Air Products & Chemicals, Inc. 4.8% 3/3/33		100,000	99,072
Evonik Industries AG 1.375% 9/2/81 (Reg. S) (c)	EUR	100,000	94,297
LYB International Finance III LLC 5.625% 5/15/33		100,000	99,951
			293,320
REAL ESTATE - 2.6%
Equity Real Estate Investment Trusts (REITs) - 2.0%
Boston Properties, Inc. 6.75% 12/1/27		22,000	22,380
Healthpeak OP, LLC 2.125% 12/1/28		150,000	128,037
Hudson Pacific Properties LP 5.95% 2/15/28		151,000	124,650
UDR, Inc. 1.9% 3/15/33		375,000	271,491
WP Carey, Inc. 2.45% 2/1/32		150,000	115,791
			662,349
Real Estate Management & Development - 0.6%
Blackstone Property Partners Europe LP 1.625% 4/20/30 (Reg. S)	EUR	100,000	82,742
Lend Lease Finance Ltd. 3.4% 10/27/27 (Reg. S)	AUD	30,000	17,595
P3 Group SARL 0.875% 1/26/26 (Reg. S)	EUR	100,000	99,334
			199,671
TOTAL REAL ESTATE			862,020
UTILITIES - 10.5%
Electric Utilities - 7.4%
Amprion GmbH 3.875% 9/7/28 (Reg. S)	EUR	100,000	109,689
CenterPoint Energy Houston Electric LLC 5.3% 4/1/53		50,000	48,728
Clearway Energy Operating LLC 3.75% 1/15/32 (b)		100,000	80,390
EnBW Energie Baden-Wuerttemberg AG 1.875% 6/29/80 (Reg. S) (c)	EUR	100,000	99,677
ENEL Finance International NV 1.375% 7/12/26 (b)		600,000	537,682
Energias de Portugal SA 1.7% 7/20/80 (Reg. S) (c)	EUR	100,000	102,450
MidAmerican Energy Co. 5.35% 1/15/34		150,000	151,695
Northern States Power Co. 2.25% 4/1/31		500,000	409,796
NSTAR Electric Co. 4.95% 9/15/52		200,000	179,068
Oncor Electric Delivery Co. LLC 4.15% 6/1/32		100,000	92,571
Public Service Electric & Gas Co. 4.65% 3/15/33		100,000	96,090
Puget Sound Energy, Inc. 5.448% 6/1/53		100,000	95,977
Wisconsin Electric Power Co. 4.75% 9/30/32		400,000	387,452
Wisconsin Power & Light Co. 4.95% 4/1/33		50,000	48,204
			2,439,469
Independent Power and Renewable Electricity Producers - 1.9%
Atlantica Sustainable Infrastructure PLC 4.125% 6/15/28 (b)		100,000	89,699
RWE AG 2.125% 5/24/26 (Reg. S)	EUR	100,000	104,982
The AES Corp.:
2.45% 1/15/31		400,000	322,789
5.45% 6/1/28		100,000	99,101
			616,571
Multi-Utilities - 1.2%
Consolidated Edison Co. of New York, Inc. 3.35% 4/1/30		325,000	292,568
San Diego Gas & Electric Co. 4.95% 8/15/28		100,000	99,615
			392,183
TOTAL UTILITIES			3,448,223
TOTAL NONCONVERTIBLE BONDS (Cost $15,304,043)			14,198,311

U.S. Government and Government Agency Obligations - 29.7%
	Principal Amount (a)	Value ($)
U.S. Government Agency Obligations - 0.5%
Tennessee Valley Authority 1.5% 9/15/31	200,000	157,641
U.S. Treasury Obligations - 29.2%
U.S. Treasury Bonds:
1.875% 11/15/51	400,000	231,719
2% 11/15/41 (d)	1,870,000	1,252,827
2.25% 2/15/52	120,000	76,453
2.875% 5/15/52	955,000	701,365
3% 8/15/52	235,000	177,296
3.625% 2/15/53	100,000	85,324
3.625% 5/15/53	405,000	345,705
4.125% 8/15/53	270,000	252,492
4.75% 11/15/53	120,000	124,744
U.S. Treasury Notes:
0.25% 6/15/24 (d)	150,000	146,021
2.875% 5/15/32	65,000	58,160
3.5% 1/31/28	53,000	51,271
3.5% 2/15/33	480,000	448,575
3.875% 8/15/33	1,200,000	1,154,063
4% 6/30/28	850,000	838,479
4% 7/31/30	1,720,000	1,682,979
4.125% 7/31/28	1,450,000	1,437,936
4.125% 8/31/30	150,000	147,814
4.5% 11/15/33	200,000	202,469
4.625% 9/30/28	190,000	192,494
TOTAL U.S. TREASURY OBLIGATIONS		9,608,186
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $10,866,083)		9,765,827

U.S. Government Agency - Mortgage Securities - 22.9%
	Principal Amount (a)	Value ($)
Fannie Mae - 9.0%
2% 8/1/35 to 8/1/51	753,184	629,288
2.5% 12/1/51 to 4/1/52	295,293	239,942
3% 1/1/52	951,671	807,011
4.5% 12/1/52	585,797	549,328
5% 5/1/53 to 10/1/53	497,089	479,097
5.5% 5/1/53	197,906	195,224
6.5% 5/1/53	66,453	67,577
TOTAL FANNIE MAE		2,967,467
Freddie Mac - 9.6%
2% 4/1/51 to 3/1/52	764,370	595,933
2.5% 2/1/52 to 3/1/52	1,690,634	1,376,067
3.5% 6/1/52	94,977	83,435
4% 12/1/52	395,873	359,907
5% 6/1/53	192,869	185,864
5.5% 10/1/53	199,960	197,251
6.5% 1/1/53 to 6/1/53	132,611	134,959
1.5% 12/1/31	237,687	214,022
TOTAL FREDDIE MAC		3,147,438
Ginnie Mae - 0.5%
2% 2/20/51	197,247	159,406
Uniform Mortgage Backed Securities - 3.8%
3.5% 12/1/53 (e)	100,000	87,762
3.5% 12/1/53 (e)	50,000	43,881
3.5% 12/1/53 (e)	50,000	43,881
4% 12/1/53 (e)	200,000	181,703
5% 12/1/53 (e)	300,000	288,996
6% 12/1/53 (e)	200,000	200,672
6.5% 12/1/53 (e)	400,000	406,500
TOTAL UNIFORM MORTGAGE BACKED SECURITIES		1,253,395
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $7,988,300)		7,527,706

Asset-Backed Securities - 3.0%
	Principal Amount (a)	Value ($)
Goodleap Sustainable Home Solu Series 2023-4C Class A, 6.91% 3/20/57 (b)	100,000	99,969
GoodLeap Sustainable Home Solutions Trust Series 2021-5CS Class A, 2.31% 10/20/48 (b)	315,730	238,437
Hertz Vehicle Financing III LLC Series 2023-1A Class A, 5.49% 6/25/27 (b)	100,000	98,777
Sunnova Helios Viii Issuer LLC Series 2022-A Class A, 2.79% 2/22/49 (b)	221,686	191,576
Sunrun Callisto Issuer, LLC Series 2021-2A Class A, 2.27% 1/30/57 (b)	179,294	147,995
Sunrun Julius Issuer 2023-2 Ll Series 2023-2A Class A1, 6.6% 1/30/59 (b)	148,756	148,354
Tesla Auto Lease Trust 23-A Series 2023-A Class A3, 5.89% 6/22/26 (b)	51,000	50,933
TOTAL ASSET-BACKED SECURITIES (Cost $1,112,529)		976,041

Commercial Mortgage Securities - 2.3%
	Principal Amount (a)	Value ($)
District of Columbia Commercial Mtg Trust 2023-District of Columbia sequential payer Series 2023-DC Class A, 6.3143% 9/12/40 (b)	100,000	100,171
Freddie Mac:
sequential payer:
Series 2020-KG03 Class A2, 1.297% 6/25/30	160,000	128,158
Series 2022-KG07 Class A2, 3.123% 8/25/32	200,000	174,006
Series 2022-KSG4 Class A2, 3.4% 8/25/32 (c)	200,000	177,515
Series 2023-KG08 Class A2, 4.134% 5/25/33	100,000	93,496
Scg 2023-Nash Mtg Trust floater sequential payer Series 2023-NASH Class A, CME Term SOFR 1 Month Index + 2.390% 7.7217% 12/15/40 (b)(c)(f)	100,000	99,874
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $838,423)		773,220

Foreign Government and Government Agency Obligations - 0.8%
		Principal Amount (a)	Value ($)
German Federal Republic:
0% 8/15/31(Reg. S) (d)	EUR	100,000	91,039
3.1% 12/12/25 (Reg. S)	EUR	60,000	65,645
Uruguay Republic 5.75% 10/28/34		100,000	104,550
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $249,149)			261,234

Preferred Securities - 0.6%
		Principal Amount (a)	Value ($)
UTILITIES - 0.6%
Electric Utilities - 0.6%
Iberdrola International BV 3.25% (Reg. S) (c)(g)	EUR	100,000	106,854
Terna - Rete Elettrica Nazionale 2.375% (Reg. S) (c)(g)	EUR	100,000	95,219
TOTAL PREFERRED SECURITIES (Cost $237,510)			202,073

Money Market Funds - 2.0%
	Shares	Value ($)
Fidelity Cash Central Fund 5.40% (h) (Cost $675,277)	675,142	675,277

TOTAL INVESTMENT IN SECURITIES - 104.4% (Cost $37,271,314)	34,379,689
NET OTHER ASSETS (LIABILITIES) - (4.4)%	(1,463,987)
NET ASSETS - 100.0%	32,915,702

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 5-Year U.S. Treasury Note Contracts (United States)	1	Mar 2024	106,852	495	495

Sold

Bond Index Contracts
Eurex Euro-Bobl Contracts (Germany)	8	Mar 2024	1,019,271	1,723	1,723
Eurex Euro-Bund Contracts (Germany)	2	Mar 2024	288,779	318	318
Eurex Euro-Schatz Contracts (Germany)	10	Mar 2024	1,151,470	(724)	(724)

TOTAL SOLD					1,317

TOTAL FUTURES CONTRACTS					1,812
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
The notional amount of futures sold as a percentage of Net Assets is 7.5%

Forward Foreign Currency Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation) ($)

EUR	5,000	USD	5,362	BNP Paribas S.A.	12/08/23	82
EUR	5,000	USD	5,271	BNP Paribas S.A.	12/08/23	173
EUR	3,000	USD	3,166	BNP Paribas S.A.	12/08/23	100
EUR	2,000	USD	2,108	BNP Paribas S.A.	12/08/23	69
EUR	13,000	USD	13,801	Bank of America, N.A.	12/08/23	352
EUR	2,000	USD	2,121	Bank of America, N.A.	12/08/23	56
EUR	3,000	USD	3,166	Bank of America, N.A.	12/08/23	101
EUR	8,000	USD	8,462	Bank of America, N.A.	12/08/23	248
EUR	4,000	USD	4,274	Bank of America, N.A.	12/08/23	80
EUR	40,000	USD	42,724	Bank of America, N.A.	12/08/23	824
EUR	3,000	USD	3,180	Brown Brothers Harriman & Co	12/08/23	87
EUR	5,000	USD	5,467	Brown Brothers Harriman & Co	12/08/23	(24)
EUR	2,000	USD	2,141	Canadian Imperial Bk. of Comm.	12/08/23	37
EUR	3,000	USD	3,171	Citibank, N. A.	12/08/23	96
EUR	4,000	USD	4,236	HSBC Bank	12/08/23	119
EUR	5,000	USD	5,479	HSBC Bank	12/08/23	(36)
EUR	3,000	USD	3,179	JPMorgan Chase Bank, N.A.	12/08/23	87
EUR	3,000	USD	3,182	JPMorgan Chase Bank, N.A.	12/08/23	84
EUR	2,000	USD	2,109	JPMorgan Chase Bank, N.A.	12/08/23	68
USD	17,373	AUD	27,000	HSBC Bank	12/08/23	(470)
USD	5,315	EUR	5,000	BNP Paribas S.A.	12/08/23	(129)
USD	2,114	EUR	2,000	BNP Paribas S.A.	12/08/23	(63)
USD	6,444	EUR	6,000	BNP Paribas S.A.	12/08/23	(88)
USD	2,145	EUR	2,000	BNP Paribas S.A.	12/08/23	(33)
USD	2,728,928	EUR	2,535,000	Bank of America, N.A.	12/08/23	(30,955)
USD	4,232	EUR	4,000	Bank of America, N.A.	12/08/23	(123)
USD	5,286	EUR	5,000	Bank of America, N.A.	12/08/23	(157)
USD	14,115	EUR	13,000	Brown Brothers Harriman & Co	12/08/23	(38)
USD	9,817	EUR	9,000	Canadian Imperial Bk. of Comm.	12/08/23	19
USD	7,490	EUR	7,000	Canadian Imperial Bk. of Comm.	12/08/23	(131)
USD	51,978	EUR	49,000	Canadian Imperial Bk. of Comm.	12/08/23	(1,368)
USD	4,247	EUR	4,000	Citibank, N. A.	12/08/23	(108)
USD	8,472	EUR	8,000	Goldman Sachs Bank USA	12/08/23	(238)
USD	3,177	EUR	3,000	Goldman Sachs Bank USA	12/08/23	(89)
USD	2,139	EUR	2,000	JPMorgan Chase Bank, N.A.	12/08/23	(39)
USD	3,189	EUR	3,000	JPMorgan Chase Bank, N.A.	12/08/23	(77)
USD	3,167	EUR	3,000	JPMorgan Chase Bank, N.A.	12/08/23	(99)
USD	6,389	EUR	6,000	JPMorgan Chase Bank, N.A.	12/08/23	(143)
USD	5,380	EUR	5,000	JPMorgan Chase Bank, N.A.	12/08/23	(64)
USD	2,140	EUR	2,000	JPMorgan Chase Bank, N.A.	12/08/23	(37)
USD	2,179	EUR	2,000	JPMorgan Chase Bank, N.A.	12/08/23	2
USD	4,352	EUR	4,000	JPMorgan Chase Bank, N.A.	12/08/23	(3)
USD	4,351	EUR	4,000	JPMorgan Chase Bank, N.A.	12/08/23	(4)
USD	8,795	EUR	8,000	JPMorgan Chase Bank, N.A.	12/08/23	86
USD	6,578	EUR	6,000	JPMorgan Chase Bank, N.A.	12/08/23	46
USD	2,458	GBP	2,000	Bank of America, N.A.	12/08/23	(67)
USD	2,483	GBP	2,000	Canadian Imperial Bk. of Comm.	12/08/23	(42)
USD	97,330	GBP	78,000	Royal Bank of Canada	12/08/23	(1,145)

TOTAL FORWARD FOREIGN CURRENCY CONTRACTS						(32,954)
Unrealized Appreciation						2,816
Unrealized Depreciation						(35,770)

Currency Abbreviations
AUD	-	Australian dollar
EUR	-	European Monetary Unit
GBP	-	British pound sterling
USD	-	U.S. dollar

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,172,914 or 9.6% of net assets.

(c)	Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(d)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $81,269.
(e)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(f)	Coupon is indexed to a floating interest rate which may be multiplied by a specified factor and/or subject to caps or floors.
(g)	Security is perpetual in nature with no stated maturity date.
(h)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.40%	847,713	3,127,207	3,299,643	13,233	-	-	675,277	0.0%
Total	847,713	3,127,207	3,299,643	13,233	-	-	675,277

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities.Nonconvertible Bonds, U.S. Government and Government Agency Obligations, Foreign Government and Government Agency Obligations and Preferred Securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. U.S. Government Agency - Mortgage Securities, Asset-Backed Securities and Commercial Mortgage Securities are valued by pricing services who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices.When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

The U.S. dollar value of forward foreign currency contracts is determined using currency exchange rates supplied by a pricing service and are categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Foreign Exchange Risk - Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net the amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Exchange-traded contracts are not covered by the ISDA Master Agreement; however counterparty credit risk related to these contracts may be mitigated by the protection provided by the exchange on which they trade. Counterparty credit risk related to centrally cleared swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Forward Foreign Currency Contracts: Forward foreign currency contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into.

The Fund used forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to manage exposure to certain foreign currencies.

Open forward foreign currency contracts at period end are presented in the Schedule of Investments under the caption "Forward Foreign Currency Contracts." The contract amount and unrealized appreciation (depreciation) reflects each contract's exposure to the underlying currency at period end.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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